                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
                                                  Commission Only (As
[X]  Definitive Proxy Statement                   Permitted by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ABLE ENERGY, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                                ABLE ENERGY, INC.
                               198 GREEN POND ROAD
                           ROCKAWAY, NEW JERSEY 07866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2002

                                                            Rockaway, New Jersey
                                                            May 15, 2002

      The Annual Meeting of Stockholders (the "Annual Meeting") of Able Energy, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 198 Green Pond Road, Rockaway, New Jersey on Friday June 21, 2002 at 1 p.m. (local time) for the following purposes:

      1. To elect seven directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

      2. To consider and act upon a proposal to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 2002 (Proposal No. 2); and

      3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

      The Board of Directors has fixed the close of business on May 17, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                           By Order of the Board of Directors,

                                           /s/ TIMOTHY G. HARRINGTON

                                           Timothy G. Harrington,
                                           Secretary

--------------------------------------------------------------------------------
                                    IMPORTANT
                                    ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
--------------------------------------------------------------------------------

                                ABLE ENERGY, INC.
                               198 Green Pond Road
                           Rockaway, New Jersey 07866


                                 PROXY STATEMENT

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Able Energy, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices located at 198 Green Pond Road, Rockaway, New Jersey at 1:00 p.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on May 17, 2002 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 2,000,000 shares of Common Stock.

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

      The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

      This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about May 23, 2002.

      Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

      Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

      Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

      At the Annual Meeting, the stockholders will elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

      Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

--------------------------------------- ------------- ------------------------------------------------------

NAME                                        AGE        POSITION
--------------------------------------- ------------- ------------------------------------------------------
Timothy Harrington                           34        Chief Executive Officer, Chairman of the Board and
                                                       Secretary
--------------------------------------- ------------- ------------------------------------------------------
Christopher P. Westad                        48        President, Chief Financial Officer and Director
--------------------------------------- ------------- ------------------------------------------------------
James Purcaro                                40        Director
--------------------------------------- ------------- ------------------------------------------------------
Gregory Sichenzia                            40        Director
--------------------------------------- ------------- ------------------------------------------------------
Patrick O'Neill                              42        Director
--------------------------------------- ------------- ------------------------------------------------------
Edward C. Miller, Jr.                        34        Director
--------------------------------------- ------------- ------------------------------------------------------
Ron J. Ponder                                59        Director
--------------------------------------- ------------- ------------------------------------------------------

      The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

      TIMOTHY HARRINGTON, serves as the Company's Chief Executive Officer, Chairman of the Board, and Secretary. In 1989, Mr. Harrington founded Able Oil Company, Inc., and since that time, has served as Able Oil's President, Chief Executive Officer and Chairman of the Board. Mr. Harrington has also served as the Chief Executive Officer and Chairman of the Board of Directors of Able Energy, Able Melbourne and Able Propane since their respective inception.

      CHRISTOPHER P. WESTAD, serves as the President, Chief Financial Officer, and a Director of the Company. Since September 1996, Mr. Westad has served as the President of Able Energy and Able Propane. From 1991 through 1996, Mr. Westad was a Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York.

      JAMES PURCARO, has served as a director to the Company since September 1996. Since 1986, Mr. Purcaro has served as the president and chief executive officer of Kingsland Trade Print Group, Inc., a commercial printing company.

      GREGORY SICHENZIA, has served as a director to the Company since August 1999. Mr. Sichenzia is a partner of the law firm of Sichenzia Ross Friedman Ference LLP in New York, New York and has been since May 1998. He had been a partner of Singer Zamansky LLP in New York, New York, since November 1996. Prior thereto and since August 1994, he had been an associate attorney at Schneck Weltman Hashmall & Mischel LLP in New York City.

      PATRICK O'NEILL, has served as a director to the Company since August 1999. Mr. O'Neill has served as the President of Fenix Investment and Development, Inc., a real estate company based in Parsippany, New Jersey for the past five years. Prior to this, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy, and has been awarded the Army Achievement Medal for his work with the Army Corps of Engineers.

      EDWARD C. MILLER, JR., has served as a director to the Company since June 2000. He has been the Director of Marketing for the law firm Norris, McLaughlin & Marcus, P.A. in Somerville, New Jersey since July 1999. From May 1991 to July 1999, Mr. Miller served as Practice Development Coordinator for the Morristown, New Jersey law firm Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received his Bachelor of Science in Marketing Management from the Syracuse University School of Management in 1991.

      RON J. PONDER, has been nominated to serve as a director to the Company. Mr. Ponder has served as an executive officer and director of various public and private companies over the last several years and he brings to the Company extensive experience in the customer care and information technology arenas. Most recently, Mr. Ponder served as the President and Chief Executive Officer of Telecom, Media & Networks, a Cap Gemini Ernst & Young company, from 2000 until April 30, 2002, at which time his employment obligation was completed. Telecom, Media & Networks offers business consulting, systems integration and software development services to communications service providers in the Americas. Prior to his position with Telecom, Media & Networks, Mr. Ponder served from 1997 to 2000 as the President and CEO of BDSI, Inc. a telecommunications services and software company, which was acquired by Cap Gemini Group in 1999. From 1996 to 1997, Mr. Ponder served as the Executive Vice President of Operations and Service Management for AT&T where he was responsible for AT&T customer operations, including customer service and product management. From 1993 to 1996, Mr. Ponder served as Senior Vice President and Chief Information Officer for AT&T where he was responsible for budgets in excess of $18 billion with an employee base over 25,000. before joining AT&T, Mr. Ponder served as an Executive Vice President for Sprint Corporation from 1991 to 1993 where he was responsible for network operations and planning, and product development and management for the long distance, local and wireless businesses. From 1976 through 1991, Mr. Ponder served in various positions with Federal Express where he spearheaded some of the most critical innovations in the overnight package industry. During his 17 years with Federal Express, Mr. Ponder served as Senior Vice President and Chief Information Officer from 1981 to 1991, as Vice President - Operations Planning from 1978 to 1981 and Director of Operations Research from 1976 to 1978. Mr. Ponder received his Ph.D. in Information Systems and Operations Research from Mississippi State University in 1972, his MBA in Management Sciences from Louisiana Polytechnic University in 1967 and a BBA in Management and Finance from the University of Southern Arkansas in 1965.

      -------------

      Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

COMPENSATION OF DIRECTORS

      The Company has not paid compensation to any director for acting in such capacity. The Company is currently reviewing its policy on compensation of outside directors and may pay outside directors in the future.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended June 30, 2001, the Board of Directors did not hold any meetings and did not act by unanimous written consent on any occasion. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

      The Board of Directors has established a Compensation Committee and an Audit Committee, each consisting of at least two directors who are not salaried officers of the Company.

      The Compensation Committee consists of Timothy Harrington, Patrick O'Neill and James Purcaro. The Committee is responsible for overseeing the compensation of the executive officers and directors, including annual executive salaries, bonuses and cash incentives and long-term equity incentives, to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee also administers the Company's stock option plans. The Compensation Committee met once during the last fiscal year.

      The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to the Company's address set forth above.

      The Audit Committee consists of Patrick O'Neill, James Purcaro and Gregory Sichenzia. The Audit Committee is responsible for (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and address disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervising the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met once during the last fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2001, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2001.

      The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Simontacchi & Company, LLP has served as the Company's independent auditors since 1994 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending June 30, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Simontacchi & Company, LLP has no interest, financial or otherwise, in the Company.

      A representative of Simontacchi & Company, LLP is not expected to be present at the Annual Meeting.

      The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Simontacchi & Company, LLP as the Corporation's independent auditors for the fiscal year ending June 30, 2001.

AUDIT FEES

The company paid Simontacchi & Company, LLP aggregate fees of $51,454 for professional services rendered for the audit of the company's annual financial statements for the fiscal year 2001 and the reviews of the financial statements included in the company's forms 10-QSB for the fiscal year 2001.

ALL OTHER FEES

The company paid Simontacchi & Company, LLP aggregate fees of $20,667 for professional services rendered for services other than the services described above in audit fees, including tax work, tax filings, and financial consulting services.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SIMONTACCHI & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding ownership of the Company's Common Stock as of June 30, 2001, with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group:

                                  NUMBER OF SHARES             APPROXIMATE
                                    BENEFICIALLY              PERCENTAGE OF
NAME*                                  OWNED                  COMMON STOCK**
-----                                 -------                 --------------
Timothy Harrington                   1,000,000                     50%

Christopher P. Westad                     -0-                      -0-

James Purcaro                             -0-                      -0-

Gregory Sichenzia                         -0-                      -0-

Patrick O'Neill                           -0-                      -0-

Edward C. Miller, Jr.                     -0-                      -0-

Ron J. Ponder                             -0-                      -0-


All Officers and Directors
as a Group (7 persons)               1,000,000                     50%

* Except as noted above, the address for the above identified officers and directors of the Company is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

** Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer and President for services rendered in all capacities to the Company for the fiscal period ended June 30, 2001. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:


-------------------------------------------------------------------- -----------------------------------------------
                        ANNUAL COMPENSATION                                      LONG-TERM COMPENSATION
                                                                     ------------------------- ---------------------
                                                                              Awards                  Payouts
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
     Name and         Year     Salary ($)   Bonus ($)  Other Annual   Restricted   Securities     LTIP        All
     Principal                                         Compensation     Stock      Underlying    Payouts     Other
     Position                                              ($)          Award      Options /       ($)       Compen
                                                                                   SARs (#)                -sation $
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Timothy             2001(1)     112,500                $2,203(2)         -            -           -          -
Harrington, Chief
Executive Officer
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2000      225,000        -       11,000(2)         -            -           -          -
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      1999      225,000        -       17,000(2)         -            -           -          -
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
Christopher P.        2001(1)    52,409        -        1,007(3)         -            -           -          -
Westad, President
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      2000      100,000        -            -            -            -           -          -
                    --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                      1999      100,000        -        5,700(3)         -            -           -          -
------------------- --------- ------------ ---------- -------------- ------------ ------------ ---------- ----------
                                                  ---------------

(1) The compensation set forth in 2001 was earned during the period from December 31, 2000 to June 30, 2001.

(2) Represents car allowance and travel expense reimbursements pursuant to his employment agreement with the Company.

(3) Represents car allowance pursuant to his employment agreement with the Company.

      No option grants were made to named executive officers during fiscal year ended June 30, 2001. No named executive held unexercised options as at June 30, 2001.

EMPLOYMENT ARRANGEMENTS

      Timothy Harrington and Christopher P. Westad have three-year employment agreements with the Company. Timothy Harrington is retained as Chief Executive Officer of the Company at an annual salary of $225,000. Christopher Westad is retained as President of the Company at an annual salary of $100,000. Each of the Messrs. Harrington and Westad are entitled to bonuses pursuant to their employment agreements if the Company meets certain financial targets based on sales, profitability and good management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or compensation committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "bonus pool" which shall equal up to 10% of the Company's earnings before taxes, depreciation and amortization ("EBITDA") for 2001 and 2002, provided the Company achieves at least $3,000,000 and $5,000,000, respectively, of EBITDA in each of such years. The employment agreements also provide for reimbursement of reasonable business expenses. Timothy Harrington also receive additional compensation including Company automobile, insurance and retirement savings matched contributions by the Company and such other perquisites as are customary. The employment agreements for each of Messrs. Harrington and Westad contain a covenant not to compete whereby Messrs. Harrington and Westad agree, for the term of the employment agreements and until one year following the termination of the agreements, not to (i) persuade any customer of the Company to cease or reduce the amount of business it does with the Company; (ii) solicit the Company's customers for their own benefit; or
(iii) persuade any of the Company's employees to leave the employ of the Company.

      In the event that there is a change in control of the Company, through an acquisition where any person acquires more than 50% of the shares of the Company, a consolidation or merger with another corporation resulting in at least 50% of the voting shares of the surviving corporation being controlled by a new acquirer or the sale directly or otherwise of all of the assets of the Company to a third party in a non-distress situation, then the Company shall pay to each of Timothy Harrington and Christopher P. Westad a lump sum payment equal to one year's salary.

Employee Bonus Pool

      The Company has adopted an Employee Bonus Pool, pursuant to which Management may, at its own discretion, award employees for exemplary performance. The Company has allocated $40,000 and $50,000 for the years 2001 and 2002, respectively, for such purposes. Management may not, however, award employees bonuses from the Employee Bonus Pool (i) if such bonuses would result in negative earning before taxes for the year in which such bonuses are to be granted, or (ii) if the Company does not have net profits in such year.

                          TRANSACTIONS WITH MANAGEMENT

         None.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Timothy Harrington, Secretary, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, no later than June 1, 2002.

                              OTHER PROPOSED ACTION

      The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

      THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO TIMOTHY HARRINGTON, ABLE ENERGY, INC., 198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY 07866, TELEPHONE NUMBER (973) 625-1012. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JUNE 8, 2002.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                            By Order of the Board of Directors,

                                            /s/ TIMOTHY HARRINGTON

                                            Timothy Harrington
                                            Secretary

Rockaway, New Jersey
May 14, 2002

PROXY                                                                     PROXY

                                ABLE ENERGY, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 21, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Timothy G. Harrington and Christopher P. Westad, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Able Energy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 21, 2002 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

      In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

-------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

      We cordially invite you to attend the Annual Meeting of Stockholders of Able Energy, Inc. to be held at the Company's offices located at 198 Green Pond Road, Rockaway, New Jersey on Friday June 21, 2002 at 1 p.m. (local time).

      Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.  ELECTION OF DIRECTORS --                 FOR       WITHHOLD
    NOMINEES:
         Timothy Harrington                  [_]         [_]
         Christopher P. Westad               [_]         [_]
         James Purcaro                       [_]         [_]
         Gregory Sichenzia                   [_]         [_]
         Patrick O'Neill                     [_]         [_]
         Edward C. Miller, Jr.               [_]         [_]
         Ron J. Ponder                       [_]         [_]

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    (Except nominee(s) written above)

                                                FOR     AGAINST    ABSTAIN
2.  Proposal to ratify Simontacci & Company     [_]       [_]        [_]
    LLP as independent auditors.

If you plan to attend the Annual Meeting please mark this box  [_]

Dated:                , 2002
      ----------------

Signature
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Name (printed)
               ----------------------------------------------------------------

Title
      -------------------------------------------------------------------------
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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                              FOLD AND DETACH HERE


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